SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549


                  ---------------------------

                           FORM 8-K

                  ---------------------------


                         CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported):
                       February 27, 1998



                PARADIGM MEDICAL INDUSTRIES, INC.
            ------------------------------------------
        (Exact name of registrant as specified in this Charter)


       Utah                   0-28498                87-0459536
----------------------      -----------            -------------
(State or other             (Commission File          (IRS Employer
jurisdiction of                Number)           Identification No.)
incorporation)

1127 West 2320 South, Suite A, Salt Lake City, Utah       84119
---------------------------------------------------    ---------
(Address of principal executive offices)              (Zip Code)

Registrant's Telephone Number,
Including Area Code:                       (801) 977-8970
                                           --------------

                         Does Not Apply
          ------------------------------------------------
   (Former name or former address, if changed since last report)

ITEM 7.  Financial Statements and Exhibits

  (b) The following pro forma statements of Paradigm Medical
         Industries, Inc. are included herein:
      Pro Forma Condensed Consolidated Balance Sheet as of
         January 31, 1998 (unaudited)
      Condensed Consolidated Statement of Operations for the month ended January 31, 1998 (unaudited)

                    PARADIGM MEDICAL INDUSTRIES, INC.
                             BALANCE SHEETS
                              (UNAUDITED)

                                                  Pro forma as of
                            January 31,          January 31, 1998
                                1998                (Unaudited)
                             (Unaudited)          (See Notes A & B
                         -------------         -----------------
ASSETS
Current assets:
  Cash and cash
   equivalents            $   689,035               $ 2,288,875
  Trade accounts
   receivable                 138,329                   138,329
  Inventories                 943,164                   943,164
  Prepaid expenses            154,735                   154,735
                          -----------               -----------
    Total current
     assets                 1,925,263                 3,525,103
Deferred charges,
 net                          303,208                   521,368
Property and
 equipment, net               116,341                   116,341
                          -----------               -----------
    Total assets           $2,344,812               $ 4,162,812
                          ===========               ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Trade accounts
   payable                 $  149,793               $   149,793
  Accounts payable -
   related parties            412,155                   412,155
  Accrued expenses            340,329                   340,329
  Note payable to
   bank - current               3,245                     3,245
  Purchase deposit             38,500                    38,500
                           ----------               -----------
     Total current
      liabilities             944,022                   944,022

Note payable,
 less current portion          15,494                    15,494
12% Convertible Redeemable
 Notes due 12/08/2000       1,070,000                    75,000
                           ----------               -----------
Total liabilities           2,029,516                 1,034,516
                           ==========               ===========

Stockholders' equity:
  Preferred stock, $.001
   par value, authorized:
  5,000,000 shares
   Series A, $.001 par
    value, authorized:
    500,000 shares;
    issued and outstanding:
    122,764 shares at
    December 31, 1996
    and 50,122 shares at
    January 31, 1998
    (aggregate liquidation
    preference of $200,488
    at January 31, 1998)         50                      50
   Series B, $.001 par
    value, authorized:
    500,000 shares; issued
    and outstanding:
    448,398 shares at
    December 31, 1996
    and 45,381 shares at
    January 31, 1998
    (aggregate liquidation
    preference of $181,524
    at January 31, 1998             45                        45
  Series C, $.001 par value
    authorized 30,000 shares
    ($100 stated value) issued
    and outstanding: 0 shares
    at December 31, 1996 and
    28,130 shares at
    January 31, 1998                 0                        28
  Additional paid-in
    capital, preferred stock    76,186                 2,889,158
  Common stock, $.001 par
    value, authorized:
    20,000,000 share; issued
    and outstanding:
    3,194,061 shares at
    December 31, 1996 and
    3,798,939 shares at
    January 31, 1998             3,799                     3,799
  Additional paid in
    capital, common stock    8,195,501                 8,195,501
  Treasury stock, 2,600
   shares, at cost              (3,777)                   (3,777)
  Accumulated deficit       (7,956,508)               (7,956,508)
                           -----------               -----------
     Total stockholders'
       equity                  315,296                 3,128,296
                           -----------               -----------
      Total liabilities
       and stockholders'
       equity              $ 2,344,812               $ 4,162,812
                           ===========               ===========


Note A:

      On January 23, 1998, Nasdaq's staff determined that the shares of Series C Convertible Preferred Stock would be accepted as equity and could be included in the calculation for determining compliance with Nasdaq's capital and surplus requirement. As a result, in a private placement, the Company offered for sale a minimum of 10,000 shares ($1,000,000) and a maximum of 18,000 shares ($1,800,000) of Series C Convertible, non-cumulative 12% dividend Preferred Stock $.001 par value at $100 per share (the "Series C Preferred Stock"). However, the Company may elect to increase the amount of shares to be offered to 19,300, subject to the prior written consent of Win Capital Corp. (the "Placement Agent"). The Company also offered noteholders who had purchased an aggregate of $1,070,000 of 12% Convertible, Redeemable Promissory Notes prior to this offering, the right to exchange their notes for shares of Series C Preferred Stock at the exchange rate of 500 shares of Preferred Stock for each $50,000 note.

Note B:

      As of February 27, 1998, Noteholders converted $995,000 of the 12% Convertible, Redeemable Promissory Notes due 12/8/00 into 9,950 shares of Series C Preferred Stock. The Company raised an additional $1,818,000 through the sales of Series C Preferred Stock to accredited investors as of February 27, 1998. The Company's Board of Directors has authorized the Placement Agent to accept no more than $112,000 in additional sales of Series C Preferred Stock in conformity with the Company's Certificate of Incorporation that authorizes the issuance of 30,000 shares of Series C Preferred Stock at $100 per share.

                 PARADIGM MEDICAL INDUSTRIES, INC.
                     STATEMENT OF OPERATIONS
              For the Month Ended January 31, 1998
                         (Unaudited)

                                              One Month Ended
                                              January 31, 1998
                                            --------------------
                                                  (Unaudited)
Sales                                          $     62,081

Cost of sales                                        37,150
Amortization of deferred charges                      6,188
                                                ------------
Net cost of sales                                    43,338

   Gross profit                                $     18,743
                                               ------------
   Gross margin                                         30%

Operating expenses:
  Marketing and selling                              43,531
  General and administrative                         83,502
  Research and development                           17,351
                                               ------------
    Total operating expenses                        144,384
                                               ------------
Operating loss                                 $   (125,641)

  Interest income                                     3,422
  Interest expense                                   10,746
                                               ------------
    Total other income (expense)                     (7,324)


Net Loss                                       $   (132,966)
                                               ============

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               PARADIGM MEDICAL INDUSTRIES, INC.
                               (Registrant)




Date:  February 27, 1998       By: John W. Hemmer
                                   Treasurer and Chief Financial
                                   Officer